John Hancock Funds

                                  Special
                                  Equities
                                   Fund

                             SEMI-ANNUAL REPORT

                               April 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Michael P. DiCarlo
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY MICHAEL P. DICARLO, PORTFOLIO MANAGER

John Hancock
Special Equities Fund

Market sentiment turns against small stocks;
brighter days may be on the horizon

Small-company stocks took a pounding during the last six months, suffering it seemed in direct correlation to the strong advance of the market's largest companies in the Dow Jones Industrial Average and the S&P 500 Stock Index. The small-cap universe fell out of favor after a punishing setback last summer, particularly among technology companies. It continued this year, as rising interest rates and the resulting threat that the economy could slow caused investors to be less willing to pay the high prices that these fast-growing companies had commanded. Instead, investors headed for the relative safety, liquidity and earnings predictability of blue-chip stocks. The growing popularity of index funds, which by their nature funnel more money to the larger companies, confirmed the market's recent preferences. For the six-month period ended April 30, 1997, the Dow Jones Industrial Average rose 17.42%, while the Russell 2000, a broad measure of small-company performance, posted a slight gain of 1.61%, mostly on the strength of a handful of the largest stocks in the index.

But amid the bad news for small stocks, we saw some evidence as the period ended that the situation could be taking a turn for the better, as small-stock prices moved north for the first time in several months. Although it may be premature to call it a rally, we believe that investors are finally beginning to recognize that after such a fall, small-company stock prices are compelling. Valuations for many of these former high-flying stocks are now down to levels we haven't seen for years -- cheaper than after both the crash of 1987 and the 1990 downturn. We could perhaps be seeing the start of the change in investor psychology needed to unlock the floodgates. Though no one can predict the market's direction, it's becoming increasingly clear that it's a matter of when -- not if -- investors look favorably again on small companies.

"...small-
company
stock
prices are
compelling."

A 2" x 3" photo of Michael P. DiCarlo at bottom right. Caption reads: "Michael P. DiCarlo, Portfolio Manager."



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) America Online 5.7%
2) Adaptec 4.6% 3) Elan Corp. 4.3% 4) Electronics for Imaging 3.7%
5) Energy Ventures 3.5%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

"We remain
comfortable
with our
group of
aggressive-
growth
stocks..."


We remain comfortable with our group of aggressive-growth stocks, which continue to show attractive operating results and earnings growth. Although we've been disappointed with the Fund's recent performance, we're not planning to change our stripes to chase the market's latest fancies. While we haven't been rewarded lately, as we have been in the past, we believe the best way to realize results over time is to stay with a proven investment strategy despite temporary periods of adversity. We've been down before, admittedly not for as long as the latest stretch that has lasted for almost a year. If nothing else, these past 12 months have served as a reminder that investing in aggressive growth stocks requires patience and a healthy tolerance for risk.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is AOL followed by an up arrow and the phrase "Stock rebounds as problems get resolved." The second listing is Cascade followed by a down arrow and the phrase "Market worries about future earnings." The third listing is United Auto Group followed by a down arrow and the phrase "Acquisition costs temporarily derail earnings." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."

Performance review

For the six months ended April 30, 1997, John Hancock Special Equities Fund's Class A, Class B and Class C shares posted total returns of -17.65%, -17.95% and -17.50%, respectively, at net asset value. That compared to the -3.50% return of the average small-company growth fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. There is one key reason for the Fund's underperforming this group and it involves the unique set of investment criteria that we apply in choosing fast-growing companies. As Special Equities investors know, we search for companies with revenue and earnings growth of at least 25% a year, strong and committed management, the ability to self finance growth and leadership positions in their market or niche. This approach leads us to the fastest-growing of the aggressive-growth companies, which are exactly the ones that have been hit the hardest lately. Many of the other funds in our peer group have lower growth targets for their stocks and were therefore less impacted by the downturn.

Negative sentiment rules

Very few small-company stocks escaped the rout, as the negative sentiment painted the entire group with the same brush. During 1996 for example, the 20 largest companies in the technology-laden NASDAQ market -- where most small-company stocks trade -- were up over 32%. The remaining universe of 6,780 stocks were up on average only 1.5% for the year. Much to our frustration, even fundamentally sound companies that delivered earnings as expected were not rewarded. Indeed, most of the companies in our portfolio either met or beat market expectations, but to no avail. Consider TeleSpectrum Worldwide, a telemarketing support company whose stock fell 40% after one of its competitors lost a major customer. The market took that stock apart and brought TeleSpectrum down too.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 5% from bottom to top, with 0% at the top and -20% at the bottom. Within the chart, there are four solid bars. The first represents the -17.65% total return for John Hancock Special Equities Fund: Class A. The second represents the - 17.95% total return for John Hancock Special Equities Fund: Class B. The third represents the -17.50% total return for John Hancock Special Equities Fund: Class C. The fourth represents the -- 3.50% total return for the average small company growth fund. Footnote below reads: "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."

The market was most capricious toward fast-growing technology companies. For several years now, we have been finding many candidates for our Fund among technology stocks. They have spearheaded our strong performance in the past, but having a large stake in them now hurt the Fund during the period. Tech stocks are admittedly volatile and during the period they took a sharp and rapid fall amid concerns about a slowdown in demand for networking products and services and the strengthening U.S. dollar, which hurts exporters. Many technology companies derive more than half of their sales from overseas markets. One stock particularly hard hit was networking company Cascade Communications, one of our larger holdings. Its stock dropped 50% during the period in part because it met its earnings target, but not the "whisper number" that the market was actually expecting. But news of their pending takeover by Ascend Communications bodes well for the stock.

AOL rebounds

One of the few exceptions was our top holding and long-standing favorite, America Online (AOL). Its stock rose by more than 60% in the period after the company finally began emerging from its latest round of growing pains. This rebound serves as a reminder to Special Equities' shareholders that we are not momentum investors who, in their zeal for finding fast-growing stock prices and earnings often cut and run at the first sign of softness. We are willing to stick with companies we believe in for the long term. We remain convinced of AOL's position as the pre-eminent on-line service provider and we are confident in management's ability to address their problems and find solutions.

"Despite the
current
climate for
small
technology
stocks,
we're not
changing..."

Despite the current climate for small technology stocks, we're not changing our tune. We continue to believe that these companies still have the best prospects for the fastest growth. Even though they're out of favor now, we know the market moves in cycles and it's only a matter of time before the market is willing to realize again that these companies have a powerful force behind them -- the continued technological revolution that is shaping so many aspects of our lives, both at home and in the workplace.

Going forward, we believe the Fund is well-positioned to take advantage of the broad range of inexpensive companies with solid fundamentals that can be found in the market today, and later to benefit from what we believe will be the eventual resurgence of aggressive-growth stocks.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for information on the risks associated with small-company stocks.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                                 MOST
                         ONE        FIVE        RECENT
                         YEAR       YEARS      TEN YEARS
                       -------     -------     ---------
John Hancock
Special Equities Fund:
Class A                (18.75%)     94.08%       234.92%
John Hancock
Special Equities Fund:
Class B(1)             (19.37%)     65.96%(1)       N/A
John Hancock
Special Equities Fund:
Class C(2)             (14.12%)     44.82%(2)       N/A

AVERAGE ANNUAL TOTAL RETURNS

                                                 MOST
                         ONE        FIVE        RECENT
                         YEAR       YEARS      TEN YEARS
                       -------     -------     ---------
John Hancock
Special Equities Fund:
Class A                (18.75%)     14.18%       12.85%
John Hancock
Special Equities Fund:
Class B(1)             (19.37%)     13.22%(1)      N/A
John Hancock
Special Equities Fund:
Class C(2)             (14.12%)     10.90%(2)      N/A

Notes to Performance

(1) Class B shares commenced on March 1, 1993.
(2) Class C shares commenced on September 1, 1993.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth on April 30, 1997, assuming either you had invested on the day each class of shares started or have been for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell 2000 Index. This Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2000 stocks of U.S.-domiciled companies whose common stock traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.


Special Equities Fund
Class A shares

Line chart with the heading Special Equities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $44,959 as of April 30, 1997. The second line represents the value of the Special Equities Fund, before sales charge, and is equal to $40,836 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on October 31, 1986, and is equal to $38,794 as of April 30, 1997. The fourth line represents the Russell 2000 Index and is equal to $29,667 as of April 30, 1997.

Special Equities Fund
Class B shares

Line chart with the heading Special Equities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $20,072 as of April 30, 1997. The second line represents the value of the Special Equities Fund, before sales charge, and is equal to $16,444 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on March 1, 1993 and is equal to $16,309 as of April 30, 1997. The fourth line represents the Russell 2000 Index and is equal to $16,109 as of April 30, 1997.

Special Equities Fund
Class C Shares

Line chart with the heading Special Equities Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,926 as of April 30, 1997. The second line represents the value of the Russell 2000 Index and is equal to $14,737 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, before sales charge, on September 1, 1993 and is equal to $14,064 as of April 30, 1997.


FINANCIAL STATEMENTS

John Hancock Funds - Special Equities Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks
Unaffiliated Issuers (cost -- $1,242,453,752)        $1,402,543,413
Affiliated Issuers -- Note D (cost -- $40,062,088)       37,614,625
Joint repurchase agreement (cost -- $71,046,000)         71,046,000
Short-term investments (cost -- $70,000,000)             70,000,000
Corporate savings account                                    62,730
                                                    ---------------
                                                      1,581,266,768
Receivable for investments sold                          11,031,689
Receivable for shares sold                                2,310,096
Dividends receivable                                         80,000
Interest receivable                                          11,350
Other assets                                                 27,561
                                                    ---------------
Total Assets                                          1,594,727,464
-------------------------------------------------------------------
Liabilities:
Payable for investments purchased                         4,925,211
Payable for shares repurchased                            1,259,939
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                  1,534,797
Accounts payable and accrued expenses                        98,099
                                                    ---------------
Total Liabilities                                         7,818,046
-------------------------------------------------------------------
Net Assets:
Capital paid-in                                       1,466,449,789
Accumulated net realized loss on investments            (22,964,197)
Net unrealized appreciation of investments              157,644,185
Accumulated net investment loss                         (14,220,359)
                                                    ---------------
Net Assets                                           $1,586,909,418
===================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value, respectively)
Class A -- $745,213,737 / 36,891,466                         $20.20
===================================================================
Class B -- $770,087,040 / 39,175,690                         $19.66
===================================================================
Class C -- $71,608,641 / 3,483,765                           $20.55
===================================================================
Maximum Offering Price Per Share*
Class A -- ($20.20 x 105.26%)                                $21.26
===================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
-------------------------------------------------------------------
Investment Income:
Interest                                                 $2,219,275
Dividends                                                   180,000
                                                    ---------------
                                                          2,399,275
                                                    ---------------
Expenses:
Investment management fee -- Note B                       7,524,147
Distribution and service fee -- Note B
Class A                                                   1,320,830
Class B                                                   4,568,122
Transfer agent fee -- Note B                              2,601,244
Financial services fee -- Note B                            174,894
Custodian fee                                               147,537
Trustees' fees                                               74,776
Registration and filing fees                                 57,789
Printing                                                     47,858
Miscellaneous                                                38,960
Legal fees                                                   18,560
Auditing fee                                                 17,356
                                                    ---------------
Net Expenses                                             16,592,073
-------------------------------------------------------------------
Net Investment Loss                                     (14,192,798)
-------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                     3,997,282
Change in net unrealized appreciation/depreciation
of investments                                         (322,369,775)
                                                    ---------------
Net Realized and Unrealized
Loss on Investments                                    (318,372,493)
-------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                             ($332,565,291)
===================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS ENDED
                                                                           YEAR ENDED   APRIL 30, 1997
                                                                     OCTOBER 31, 1996       (UNAUDITED)
                                                                     ----------------  ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                      ($19,766,007)    ($14,192,798)
Net realized gain (loss) on investments sold                              (26,961,479)       3,997,282
Change in net unrealized appreciation/depreciation
of investments                                                            172,240,308     (322,369,775)
                                                                      ---------------  ---------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                           125,512,822     (332,565,291)
                                                                      ---------------  ---------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A -- ($0.4639 and none per share, respectively)                     (12,437,928)        --
Class B -- ($0.4639 and none per share, respectively)                     (10,571,390)        --
Class C -- ($0.4639 and none per share, respectively)                        (460,613)        --
                                                                      ---------------  ---------------
Total Distributions to Shareholders                                       (23,469,931)        --
                                                                      ---------------  ---------------
From Fund Share Transactions -- Net*                                      869,850,284      (76,708,631)
                                                                      ---------------  ---------------
Net Assets:
Beginning of period                                                     1,024,290,165    1,996,183,340
                                                                      ---------------  ---------------
End of period (including accumulated net investment
loss of $27,561 and $14,220,359, respectively)                         $1,996,183,340   $1,586,909,418
                                                                      ===============  ===============
* Analysis of Fund Share Transactions:

                                                                            SIX MONTHS ENDED
                                                   YEAR ENDED                APRIL 30, 1997
                                               OCTOBER 31, 1996                (UNAUDITED)
                                      ------------------------------- --------------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
                                      --------------- --------------- ---------------  ---------------
CLASS A
Shares sold                               110,082,015  $2,718,486,461     107,175,755   $2,491,990,626
Shares issued to shareholders
in reinvestment of distributions              501,217      11,643,438         --              --
                                      --------------- --------------- ---------------  ---------------
                                          110,583,232   2,730,129,899     107,175,755    2,491,990,626
Less shares repurchased                   (96,032,453) (2,383,787,239)   (109,915,629)  (2,571,500,396)
                                      --------------- --------------- ---------------  ---------------
Net increase (decrease)                    14,550,779    $346,342,660      (2,739,874)    ($79,509,770)
                                      =============== =============== ===============  ===============


CLASS B
Shares sold                                38,613,360    $943,635,698      16,378,389     $373,625,300
Shares issued to shareholders
in reinvestment of distributions              390,193       8,908,829         --              --
                                      --------------- --------------- ---------------  ---------------
                                           39,003,553     952,544,527      16,378,389      373,625,300
Less shares repurchased                   (19,953,916)   (482,735,858)    (17,114,882)    (389,491,733)
                                      --------------- --------------- ---------------  ---------------
Net increase (decrease)                    19,049,637    $469,808,669        (736,493)    ($15,866,433)
                                      =============== =============== ===============  ===============
CLASS C
Shares sold                                 2,184,875     $55,912,531       1,281,052      $30,344,321
Shares issued to shareholders
in reinvestment of distributions               19,658         461,946         --              --
                                      --------------- --------------- ---------------  ---------------
                                            2,204,533      56,374,477       1,281,052       30,344,321
Less shares repurchased                      (106,800)     (2,675,522)       (506,692)     (11,676,749)
                                      --------------- --------------- ---------------  ---------------
Net increase                                2,097,733     $53,698,955         774,360      $18,667,572
                                      =============== =============== ===============  ===============

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                               YEAR ENDED OCTOBER 31,               SIX MONTHS ENDED
                                ---------------------------------------------------  APRIL 30, 1997
                                  1992      1993         1994      1995      1996     (UNAUDITED)
                                --------  --------     --------  --------  --------   -----------
CLASS A
Per Share Operating
Performance
Net Asset Value,
Beginning of Period                $9.71    $10.99       $16.13    $16.11    $22.15      $24.53
                                --------  --------     --------  --------  --------    --------
Net Investment Loss(1)             (0.19)    (0.20)       (0.21)    (0.18)    (0.22)      (0.13)
Net Realized and Unrealized
Gain on Investments                 2.14      5.43         0.19      6.22      3.06       (4.20)
                                --------  --------     --------  --------  --------    --------
Total from Investment
Operations                          1.95      5.23        (0.02)     6.04      2.84       (4.33)
                                --------  --------     --------  --------  --------    --------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                   (0.67)    (0.09)          --        --     (0.46)         --
                                --------  --------     --------  --------  --------    --------
Net Asset Value, End
of Period                         $10.99    $16.13       $16.11    $22.15    $24.53      $20.20
                                ========  ========     ========  ========  ========    ========

Total Investment Return
at Net Asset Value(2)              20.25%    47.83%       (0.12%)   37.49%    12.96%     (17.65%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                   $44,665  $296,793     $310,625  $555,655  $972,312    $745,214
Ratio of Expenses to
Average Net Assets                  2.24%     1.84%        1.62%     1.48%     1.42%       1.43%(7)
Ratio of Net Investment
Loss to Average Net Assets         (1.91%)   (1.49%)      (1.40%)   (0.97%)   (0.89%)     (1.17%)(7)
Portfolio Turnover Rate              114%       33%          66%       82%       59%         13%
Average Broker
Commission Rate(3)                   N/A       N/A          N/A       N/A   $0.0677     $0.0643

CLASS B(4)
Per Share Operating Performance
Net Asset Value,
Beginning of Period                         $12.30       $16.08    $15.97    $21.81      $23.96
                                          --------     --------  --------  --------    --------
Net Investment Loss(1)                       (0.18)       (0.30)    (0.31)    (0.40)      (0.22)
Net Realized and Unrealized
Gain on Investments                           3.96         0.19      6.15      3.01       (4.08)
                                          --------     --------  --------  --------    --------
Total from Investment Operations              3.78        (0.11)     5.84      2.61       (4.30)
                                          --------     --------  --------  --------    --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                             --           --        --     (0.46)         --
                                          --------     --------  --------  --------    --------
Net Asset Value, End of Period              $16.08       $15.97    $21.81    $23.96      $19.66
                                          ========     ========  ========  ========    ========

Total Investment Return
at Net Asset Value(2)                        30.73%(6)    (0.68%)   36.57%    12.09%     (17.95%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $158,281     $191,979  $454,934  $956,374    $770,087
Ratio of Expenses to
Average Net Assets                            2.34%(7)     2.25%     2.20%     2.16%       2.17%(7)
Ratio of Net Investment
Loss to Average Net Assets                   (2.03%)(7)   (2.02%)   (1.69%)   (1.65%)     (1.92%)(7)
Portfolio Turnover Rate                         33%          66%       82%       59%         13%
Average Broker Commission Rate(3)              N/A          N/A       N/A   $0.0677     $0.0643


CLASS C(5)
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                   $14.90       $16.14    $16.20    $22.40      $24.91
                                          --------     --------  --------  --------    --------
Net Investment Loss(1)                       (0.03)       (0.13)    (0.09)    (0.14)      (0.09)
Net Realized and Unrealized
Gain on Investments                           1.27         0.19      6.29      3.11       (4.27)
                                          --------     --------  --------  --------    --------
Total from Investment Operations              1.24         0.06      6.20      2.97       (4.36)
                                          --------     --------  --------  --------    --------
Less Distributions:
Distributions from Net
Realized Gain on Investments Sold               --           --        --     (0.46)         --
                                          --------     --------  --------  --------    --------
Net Asset Value, End of
Period                                      $16.14       $16.20    $22.40    $24.91      $20.55
                                          ========     ========  ========  ========    ========
Total Investment Return
at Net Asset Value(2)                         8.32%(6)     0.37%    38.27%    13.40%     (17.50%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                              $2,838       $7,123   $13,701   $67,498     $71,609
Ratio of Expenses to
Average Net Assets                            1.45%(7)     1.11%     1.01%     1.03%       1.02%(7)
Ratio of Net Investment
Loss to Average Net Assets                   (1.35%)(7)   (0.89%)   (0.50%)   (0.54%)     (0.77%)(7)
Portfolio Turnover Rate                         33%          66%       82%       59%         13%
Average Broker Commission
Rate (per share of security)(3)                N/A          N/A       N/A   $0.0677     $0.0643


(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4) Class B shares commenced operations on March 1, 1993.
(5) Class C shares commenced operations on September 1, 1993.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30,1997 (Unaudited)
-----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special
Equities Fund on April 30, 1997. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups.
Short-term investments, which represents the Fund's "cash" position are listed last.

                                                                NUMBER OF     MARKET
ISSUER, DESCRIPTION                                              SHARES       VALUE
-----------------------------------------                     ----------  --------------
COMMON STOCKS
Advertising (4.26%)
Outdoor Systems, Inc.*                                         1,650,000     $45,787,500
Universal Outdoor Holdings, Inc.*                                801,500      21,840,875
                                                                          --------------
                                                                              67,628,375
                                                                          --------------
Aerospace (0.94%)
AAR Corp.                                                        500,000      14,875,000
                                                                          --------------
Broker Services (0.51%)
Hambrecht & Quist Group*                                         490,000       8,146,250
                                                                          --------------
Business Services - Misc. (1.86%)
FPA Medical Management, Inc.*                                    300,000       4,875,000
Iron Mountain, Inc.*                                             500,000      11,750,000
Prepaid Legal Services, Inc.*                                    733,800      10,456,650
U.S. Rentals, Inc.*                                              130,500       2,479,500
                                                                          --------------
                                                                              29,561,150
                                                                          --------------
Computers (24.96%)
Adaptec, Inc.*                                                 1,980,000      73,260,000
America Online, Inc.*                                          2,000,000      90,250,000
CBT Group PLC, American Depositary
Receipts (ADR) (Ireland)*                                        790,000      38,413,750
Electronics for Imaging, Inc.*                                 1,500,000      58,875,000
Envoy Corp.*                                                     500,000      10,437,500
Gandalf Technologies, Inc. (Canada)*                             788,100         788,100
Harbinger Corp.*                                                 750,000      15,000,000
Intuit, Inc.*                                                    600,000      13,275,000
Medic Computer Systems, Inc.*                                    645,000      10,078,125
Netscape Communications Corp.*                                   500,000      13,531,250
Overland Data, Inc.*                                             100,000         537,500
Transaction Systems Architects, Inc.
(Class A)*                                                     1,000,000      30,000,000
Wang Laboratories, Inc.*                                       1,500,000      26,062,500
Wind River Systems*                                              675,000      15,525,000
                                                                          --------------
                                                                             396,033,725
                                                                          --------------
Cosmetics & Personal Care (0.17%)
Ultrafem, Inc.*                                                  169,800       2,631,900
                                                                          --------------
Electronics (8.12%)
DSP Communications, Inc.*  +                                   2,302,000      18,272,125
Firearms Training Systems, Inc.*                                 900,000      12,600,000
Linear Technology Corp.                                          400,000      20,100,000
Sierra Semiconductor Corp.*                                      750,000      12,656,250
SRS Labs, Inc.*                                                  455,000       4,208,750
Uniphase Corp.*                                                  444,000      17,649,000
Vitesse Semiconductor Corp.*                                     600,000      18,900,000
Xilinx, Inc.*                                                    501,000      24,549,000
                                                                          --------------
                                                                             128,935,125
                                                                          --------------
Finance (2.10%)
Credit Acceptance Corp.*                                       1,500,000      16,218,750
PMT Services, Inc.*                                            1,200,000      14,250,000
Security First Network Bank*                                     350,000       2,843,750
                                                                          --------------
                                                                              33,312,500
                                                                          --------------
Leisure (1.15%)
Premier Parks, Inc.*                                             616,700      18,269,738
                                                                          --------------
Machinery (0.35%)
Rental Service Corp.*                                            300,000       5,550,000
                                                                          --------------
Media (3.62%)
Chancellor Corp. (Class A)*                                      304,400       8,523,200
Evergreen Media Corp. (Class A)*                               1,077,000      34,867,875
Jacor Communications, Inc.*                                      500,000      14,062,500
                                                                          --------------
                                                                              57,453,575
                                                                          --------------
Medical (11.25%)
CareMatrix Corp.*                                                200,000       3,975,000
Dura Pharmaceuticals, Inc.*                                      800,000      23,200,000
Elan Corp., PLC (ADR) (Ireland)*                               2,000,000      68,000,000
Gulf South Medical Supply, Inc.*                                 650,000       9,262,500
Health Management Systems, Inc.*                                 707,500       3,891,250
i-STAT Corp.* +                                                  570,000       7,267,500
Kos Pharmaceuticals, Inc.*                                        20,000         450,000
PhyMatrix Corp.*                                                 350,000       4,025,000
Schein, Henry, Inc.*                                             776,500      21,547,875
Universal Health Services, Inc.*                                 972,400      36,829,650
                                                                          --------------
                                                                             178,448,775
                                                                          --------------
Oil & Gas (9.41%)
Chesapeake Energy Corp.*                                       2,000,000      30,250,000
Energy Ventures, Inc.*                                           825,500      55,205,312
Flores & Rucks, Inc.*                                            650,000      28,356,250
Hvide Marine, Inc. (Class A)* +                                  700,000      12,075,000
Lomak Petroleum, Inc.                                            500,000       8,437,500
Seagull Energy Corp.*                                            264,000       4,521,000
Swift Energy Co.*                                                500,000      10,562,500
                                                                          --------------
                                                                             149,407,562
                                                                          --------------
Retail (13.37%)
CUC International, Inc. *                                      2,500,000      52,812,500
Metromail Corp.*                                                 462,200       9,070,675
MSC Industrial Direct Co., Inc. (Class A)*                       560,000      17,220,000
Papa John's International, Inc. *                                550,000      14,162,500
PETsMart, Inc.*                                                1,440,000      24,210,000
Rainforest Cafe, Inc.*                                           557,000      13,298,375
Seattle Filmworks, Inc.*                                         675,000       6,581,250
Starbucks Corp.*                                               1,750,000      52,281,250
Ugly Duckling Corp.*  (R)                                        549,500       7,761,688
United Auto Group, Inc.*                                         687,700      11,433,012
West Coast Entertainment Corp.*                                  600,000       3,300,000
                                                                          --------------
                                                                             212,131,250
                                                                          --------------
Schools / Education (0.15%)
Apollo Group, Inc. (Class A)*                                     88,400       2,375,750
                                                                          --------------
Telecom (5.21%)
Cascade Communications Corp.*                                  1,200,000      37,800,000
Premiere Technologies, Inc.*                                     823,600      19,663,450
SpecTran Corp.*                                                  150,000       2,137,500
Telco Communications Group, Inc.*                                600,000      11,700,000
TeleSpectrum Worldwide, Inc.*                                    800,000       8,300,000
Yurie Systems, Inc.*                                             326,900       3,146,413
                                                                          --------------
                                                                              82,747,363
                                                                          --------------
Textile (3.32%)
Guess ?, Inc.*                                                 1,200,000      12,900,000
Tommy Hilfiger Corp.*                                          1,000,000      39,750,000
                                                                          --------------
                                                                              52,650,000
                                                                          --------------
                       TOTAL COMMON STOCKS
                     (Cost $1,282,515,840)                       (90.75%) $1,440,158,038
                                                                 -------  --------------

                                                INTEREST       PAR VALUE        MARKET
                                                  RATE       (000s OMITTED)      VALUE
                                              ------------   ------------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.48%)
Investment in a joint repurchase
agreement transaction with
Aubrey G. Lanston & Co.
Dated 4-30-97, Due
5-01-97 (Secured by U.S.
Treasury Bills, 5.37% thru
5.78% Due 8-21-97 thru
03-05-98, U.S. Treasury
Bonds, 7.125% thru 11.25%
Due 02-15-15 thru 02-15-23,
U.S. Treasury Notes, 5.125%
thru 7.75%, Due 08-31-98 thru
05-15-05) -- Note A                                 5.38%        $71,046     $71,046,000
                                                                          --------------
Short-Term Notes (4.41%)
Federal Home Loan Bank
Due 05-01-97                                         5.28         70,000      70,000,000
                                                                          --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                62,730
                                                                          --------------
              TOTAL SHORT-TERM INVESTMENTS                        (8.89%)   $141,108,730

                         TOTAL INVESTMENTS                       (99.64%) $1,581,266,768
                                                                 ======= ===============

(R) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.
Additional information on each restricted security is as follows:


                                                                              MARKET
                                                                            VALUE AS A
                                                                            PERCENTAGE       MARKET
                                            ACQUISITION    ACQUISITION      OF FUND'S       VALUE AT
SECURITY                                        DATE           COST         NET ASSETS   APRIL 30, 1997
-------------                               -------------  -------------   -------------   -------------
Ugly Duckling Corp.                           2/10/97      $10,234,438         0.49%       $7,761,688

* Non-income producing security.
+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities (see Note D of the Notes to Financial Statements).
  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $26,806,579 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: $26,806,579, October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value, and
(b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

DiCarlo, Forbes and St. Pierre Advisors, LLC, (the "subadviser") (DFS) serves as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Adviser, not the Fund, pays all subadvisory fees. The Adviser pays DFS an annual fee of 0.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30,1997 net sales charges received with regard to sales of Class A shares amounted to $2,187,391. Out of this amount, $338,663 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,494,655 was paid as sales commissions to unrelated broker-dealers and $354,073 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $2,063,988.

In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to compensate JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent of 0.10% of the average daily net assets of the Class C shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, Michael P. DiCarlo and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,987.

NOTE C -
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $236,187,934 and $384,560,138, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 (excluding the corporate savings account) for federal income tax purposes was $1,423,561,840. Gross unrealized appreciation and depreciation of investments aggregated $329,396,308 and $171,754,110, respectively, resulting in net unrealized appreciation of $157,642,198.

NOTE D -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1997 is set forth below.




                                 ACQUISITIONS       DISPOSITIONS
                              -------------------------------------
                   BEGINNING                                         ENDING
                    SHARE     SHARE               SHARE              SHARE      REALIZED     DIVIDEND      ENDING     ENDING
AFFILIATE           AMOUNT    AMOUNT     COST     AMOUNT      COST   AMOUNT    GAIN (LOSS)    INCOME        COST       VALUE
--------        ---------------------------------------------------------------------------------------------------------------
DSP
Communications,
Inc.             1,600,000*  702,000  $7,311,784   --      $  --     2,302,000  $  --        $  --     $19,256,274  $18,272,125
Hvide Marine,
Inc. (Class A)     700,000      --        --       --         --       700,000     --           --       8,400,000   12,075,000
i-STAT Corp.       570,000      --        --       --         --       570,000     --           --      12,405,814    7,267,500
                                     -----------                               ----------- ----------- -----------  -----------
                                      $7,311,794                                $  --        $  --     $40,062,088  $37,614,625
                                     ===========                               =========== =========== ===========  ===========

* Reflects two-for-one stock split as of December 3, 1996.




NOTES

John Hancock Funds - Special Equities Fund



NOTES

John Hancock Funds - Special Equities Fund



NOTES

John Hancock Funds - Special Equities Fund



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Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John Hancock
Special Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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Recycled Paper."                                             180SA 4/97
                                                                   6/97